SUPPLEMENT
DATED AUGUST 31, 2010
TO SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

VIKING MUTUAL FUNDS

Viking Large-Cap Value Fund (the "Fund")
Summary Prospectus dated May 10, 2010
Prospectus and SAI dated April 30, 2010

On August 30, 2010, the Board of Trustees of Viking Mutual Funds (the "Board") concluded that due to the low asset level, performance, unprofitability, and challenges in marketing the Fund, it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund, and redeem all outstanding shares, on or about November 19, 2010 (the "Termination Date").

Effective August 31, 2010, the Fund will no longer pursue its stated investment objectives. The Fund will begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Shares of the Fund are otherwise not available for purchase as of August 31, 2010.

You may redeem or exchange your shares, including reinvested distributions, prior to the Termination Date, and you will not be subject to the Fund's contingent deferred sales charge; however, if you are exchanging into a different fund, please see that fund's prospectus for information on any initial sales charges and/or contingent deferred sales charges that may apply. Any shareholders who have not redeemed or exchanged their shares of the Fund prior to the Termination Date will have their shares automatically redeemed as of that date, and proceeds will be sent to the address of record. If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund's Shareholder Services Department at (800) 601-5593.

A redemption or exchange is generally subject to tax on any taxable gain. Please refer to the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

In addition, the last sentence of the legend on the first page of the Fund's Summary Prospectus is deleted and replaced with the following:

The Fund's prospectus and statement of additional information, both dated April 30, 2010, as supplemented on August 31, 2010 (and as they may be further supplemented), are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE